Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned executive officers of 1st State Bancorp, Inc. (the "Registrant") hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                 By: /s/ James C. McGill
                                    --------------------------------------------
                                    Name:  James C. McGill
                                    Title: President and Chief Executive Officer


                                 By: /s A. Christine Baker
                                    --------------------------------------------
                                    Name:  A. Christine Baker
                                    Title: Chief Financial Officer, Secretary
                                           and Treasurer

Date: May 13, 2005